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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                              ----------------

                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 18, 1997



                     Corrections Corporation of America
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Tennessee                    1-13560                  62-1156308
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                   Identification No.)






                102 Woodmont Boulevard
                  Nashville, Tennessee                 37205
--------------------------------------------------------------------------------
       (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code:    (615) 292-3100
                                                   -----------------------------




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Item 2.  Disposition of Assets.

         On July 18, 1997, Corrections Corporation of America, a Tennessee corporation (the "Company") and certain of its subsidiaries, sold the following nine correctional and detention facilities to CCA Prison Realty Trust, a Maryland real estate investment trust (the "REIT"), for an aggregate purchase price of $308.1 million:

         Houston Processing Center located in Houston, Texas;
         Laredo Processing Center located in Laredo, Texas;
         Bridgeport Pre-Parole Transfer Facility, located in Bridgeport, Texas; Mineral Wells Pre-Parole Transfer Facility, located in Mineral Wells, Texas;
         West Tennessee Detention Facility, located in Mason, Tennessee; Leavenworth Detention Center, located in Leavenworth, Kansas;
         Eloy Detention Center, located in Eloy, Arizona; Central Arizona Detention Center, located in Florence, Arizona; and
         T. Don Hutto Correctional Center, located in Taylor, Texas.

Additionally, on July 28, 1997, the REIT exercised its option to purchase the Northeast Ohio Correctional Center, located in Youngstown, Ohio. The Company sold the Northeast Ohio Correctional Center to the REIT for a purchase price of $70.1 million. The Company sold the real property and all tangible personal property associated with each of the facilities to the REIT.

         The purchase price of all of the facilities except for the T. Don Hutto Correctional Center and the Northeast Ohio Correctional Center was based on an evaluation of the current and anticipated cash flows and operating results of the facilities. Because the T. Don Hutto Correctional Center and the Northeast Ohio Correctional Center were completed in January and June of 1997, respectively, the purchase prices were calculated as the Company's approximate cost of developing, constructing and equipping the facility, plus 5% of such costs.

         Simultaneously with the sale of each of the facilities to the REIT, the Company entered into agreements with the REIT to lease the facilities from the REIT pursuant to long-term, non-cancelable triple net leases which require the Company to pay all operating expenses, taxes, insurance and other costs. All of the leases provide for base rent with certain annual escalations and have primary terms ranging from 10-12 years which may be extended at the fair market rates for three additional five-year periods upon the mutual agreement of the Company and the REIT.

         Doctor R. Crants is the chairman of the Board of Directors and Chief Executive Officer of the Company and the Chairman of the Board of Trustees of the REIT. D. Robert Crants, III, President and a member of the Board of Trustees of the REIT, is the son of Doctor R. Crants. Doctor R. Crants and D. Robert Crants, III, as well as certain other trustees or officers of the REIT or directors or officers of the Company, may also own, directly or indirectly, shares in both companies.




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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         a.       Not applicable.

         b. Financial Statements. Pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended, the Company hereby incorporates by reference the pro-forma financial statements included on pages 39-46 and F5-F9 of its Prospectus filed with the Commission pursuant to Rule 424(b)(1) of the Securities Act of 1933, as amended, via EDGAR on July 15, 1997, Registration No. 333-25727-01.

         c.       Exhibits

                  1. Pursuant to Rule 12b-32 of the Securities Exchange Act of 1934, as amended, the Company hereby incorporates by reference the following exhibits to its Registration Statement on Form S-11 and S-3 as filed with the Commission, Registration No. 333-25727-01:

                           (a) Exhibit 2 - Agreement of Sale and Purchase Between the REIT and the Company;

                           (b) Exhibit 10.1(a) - Option Agreement Between the REIT and the Company with respect to the Northeast Ohio Correctional Center;

                           (c) Exhibit 10.2 - Form of Master Agreement to Lease Between the REIT and the Company; and

                           (d) Exhibit 10.3 - Form of Lease Between the REIT and the Company with respect to the Leased Properties.

                  2. Lease Agreement Between the REIT and the Company with respect to the Northeast Ohio Correctional Center.

                  3. News Release dated July 18, 1997 regarding the sale of nine correctional and detention facilities by the Company to the REIT.

                  4. News Release dated July 29, 1997 regarding the sale of Northeast Ohio Correctional Center by the Company to the REIT.





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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       CORRECTIONS CORPORATION OF AMERICA



                                       By: /s/Darrell K. Massengale
                                       ------------------------------------
                                       Name: Darrell K. Massengale
                                       Title: Chief Financial Officer, Vice
                                              President, Finance;
                                              Secretary/Treasurer

Date: August 1, 1997








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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549











                     CORRECTIONS CORPORATION OF AMERICA





                                  EXHIBITS
                            TO CURRENT REPORT ON
                        FORM 8-K DATED JULY 18, 1997










                                                  Commission File Number 1-13560




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                                Exhibit Index


Exhibit No.                                      Description                                           Page No.
-----------                                      -----------                                           --------

         Exhibits 10.1 - 10.4 are incorporated by reference to the Company's Registration Statement on
Forms S-11 and S-3 as filed with the Commission, Registration No. 333-25727-01.


10.1                       Exhibit 2 - Agreement of Sale and Purchase Between the
                           REIT and the Company;                                                           --

10.2                       Exhibit 10.1(a) - Option Agreement Between the REIT
                           and the Company with respec to the Northeast Ohio
                           Correctional Center;                                                            --

10.3                       Exhibit 10.2 - Form of Master Agreement to Lease
                           Between the REIT and the Company;                                               --

10.4                       Exhibit 10.3 - Form of Lease Between the REIT and the
                           Company with respect to the Leased Properties;                                  --

10.5                       Lease Agreement Between the REIT and the Company
                           with respect to the Northeast Ohio Correctional Center.                        E-1

99.1                       News Release dated July 18, 1997 regarding the sale of
                           nine correctional and detention facilities by the Company to
                           the REIT                                                                       E-10

99.2                       News Release dated July 29, 1997 regarding the sale of
                           Northeast Ohio Correctional Center by the Company to
                           the REIT                                                                       E-12